UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 23, 2008

ANSOFT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27874	72-1001909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive, Suite 200

Pittsburgh, PA 15219

(Address of principal executive offices, including zip code)

412-261-3200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On June 23, 2008, Ansoft Corporation (“Ansoft”) and ANSYS, Inc. (“ANSYS”) issued a joint press release announcing that the Securities and Exchange Commission has concluded its review of the Registration Statement on Form S-4 in connection with ANSYS’ acquisition of Ansoft. An amended Form S-4 was filed and became effective on June 20, 2008. A special meeting of the Ansoft stockholders to approve the transaction has been set for July 23, 2008. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Additional Information and Where to Find It.

In connection with the merger, ANSYS filed with the SEC a registration statement on Form S-4 (Registration No. 333-150435), which includes a prospectus/proxy statement of ANSYS and Ansoft and other relevant materials in connection with the proposed transactions. Investors and security holders of ANSYS and Ansoft are urged to read the prospectus/proxy statement and the other relevant material when they become available because they contain important information about ANSYS, Ansoft and the proposed transaction. The prospectus/proxy statement and other relevant materials, and any and all documents filed by ANSYS or Ansoft with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by ANSYS by directing a written request to ANSYS, Inc., Southpointe, 275 Technology Drive, Canonsburg, Pennsylvania 15317, Attention: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Ansoft by directing a written request to Ansoft Corporation, 225 West Station Square Drive, Suite 200, Pittsburgh, PA 15219, Attention: Investor Relations. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS/PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

ANSYS, Ansoft and their respective executive officers, directors and trustees may be deemed to be participants in the solicitation of proxies from the security holders of Ansoft in connection with the merger. Information about the executive officers and directors of ANSYS and their ownership of ANSYS common stock is set forth in the proxy statement for ANSYS’ 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 3, 2008. Information about the executive officers and directors of Ansoft and their ownership of Ansoft common stock is set forth in the proxy statement for Ansoft’s 2007 Annual Meeting of Stockholders, which was filed with the SEC on July 26, 2007. Investors and security holders may obtain additional information regarding the direct and indirect interests of ANSYS, Ansoft and their respective executive officers, directors and trustees in the merger by reading the prospectus/proxy statement referred to above.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Joint Press Release of Ansoft Corporation and ANSYS, Inc., dated June 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSOFT CORPORATION

By:  /s/    Nicholas Csendes

        Nicholas Csendes

        President and Chief Executive Officer

Date: June 23, 2008

EXHIBIT INDEX

The following exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Joint Press Release of Ansoft Corporation and ANSYS, Inc., dated June 23, 2008